BAIRD FUNDS, INC.

Prospectus Supplement

To Prospectus Dated May 1, 2002

Baird Intermediate Bond Fund

Baird Aggregate Bond Fund

Baird Intermediate Municipal Bond Fund

Baird Core Bond Fund

The following discussion relates to the Baird Core Bond Fund (the "Fund") only.

Change in Investment Objective. At a meeting held on December 30, 2002, the shareholders of the Fund approved a proposal amending the Fund's investment objective. Previously, the Fund's investment objective was to provide an annual rate of total return, before Fund expenses, greater than the annual rate of total return of the Lehman Brothers Government/Credit Bond Index (the "Government/Credit Bond Index"). At the meeting held on December 30th, shareholders approved a change in this objective so that instead of seeking to outperform the Government/Credit Bond Index, the Fund will seek to outperform the Lehman Brothers U.S. Universal Bond Index (the "Universal Bond Index") before Fund expenses.

The Government/Credit Bond Index consists of government and corporate debt securities which are generally high-quality with low risk characteristics. The Universal Bond Index, on the other hand, is more diversified than the Government/Credit Bond Index in that it includes a broad range of fixed-income securities issued in U.S. dollars, including U.S. government and investment grade debt, as well as non-investment grade bonds, Eurobonds, Rule 144A securities (i.e., illiquid securities) and emerging market debt. The change in the Fund's benchmark index is expected to result in an immediate decrease in the duration and average maturity range of the Fund's portfolio as the Fund's managers adjust the Fund's portfolio holdings to better reflect the securities included in the new benchmark index. The reason for this decrease is that the Universal Bond Index includes a mortgage-backed securities component, while the Government/Credit Bond Index does not. Due to the relatively low duration and average maturity of mortgage-backed securities in today's low interest rate environment, the Universal Bond Index currently has a lower overall duration and maturity than the Government/Credit Bond Index. There can be no guarantee that this trend will continue in the future, especially if the interest rate environment changes. The change in benchmark index is also expected to result in a modest increase in portfolio turnover and related transaction costs.

Change in Investment Policy relating to Lower-Rated Debt Securities. The change in the Fund's investment objective was part of a larger plan to restructure the Fund's investment policy as it relates to investments in non-investment grade debt securities. Previously, such investments were permitted only if a particular security held by the Fund was downgraded to below investment grade. In that case, the Fund was permitted to continue to hold the security only so long as less than 5% of the Fund's net assets were invested in such non-investment grade debt securities. As a result of the Fund restructuring, the Fund is now permitted to invest up to 20% of its net assets in non-investment grade debt securities.

This change in investment policy may result in an increase in the level of risk associated with an investment in the Fund. Specifically, more of the Fund's assets may be invested in non-investment grade debt securities, which generally offer higher yields than investment grade securities, but which also involve greater risks, including the possibility of default or bankruptcy. In addition, non-investment grade debt securities, which are also sometimes referred to as "junk bonds," tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. Periods of economic uncertainty generally result in increased volatility in the market prices of these securities, which, in turn, would result in increased volatility in the Fund's net asset value.

Change in Fund Name. Another part of this restructuring involved changing the name of the Fund to the "Baird Core Plus Bond Fund" to better reflect the type of securities in which the Fund may invest.

The changes in the Fund's (1) investment objective, (2) investment policy as it relates to the Fund's investments in lower-rated debt securities, and (3) name, all became effective on December 31, 2002.

The date of this Prospectus Supplement is December 31, 2002. Please keep this Prospectus Supplement with your records.